UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2019

EQUINIX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive
Redwood City, CA 94065
(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EQIX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Equinix, Inc. (“Equinix”) was held on May 30, 2019 (the “Annual Meeting”) for the purpose of considering and voting on:

•	Election of nine directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

•	Approval by a non-binding advisory vote on the compensation of Equinix’s named executive officers;

•	Approval of Equinix’s French Sub-Plan under Equinix’s 2000 Equity Incentive Plan;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	A stockholder proposal related to political contributions.

At the close of business on April 15, 2019, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 84,070,029 shares of Equinix’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 77,028,998 shares of Equinix’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the nominated directors were elected, the non-binding advisory vote on the compensation of Equinix’s named executive officers was approved, Equinix’s French Sub-Plan under Equinix’s 2000 Equity Incentive Plan was approved, PricewaterhouseCoopers LLP was ratified as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and the stockholder proposal related to political contributions was not approved.
The vote with respect to the election of the directors was as follows:

	For	Withheld	Broker Non-Votes

Thomas Bartlett	72,840,433	894,461	3,294,104
Nanci Caldwell	56,108,179	17,626,715	3,294,104
Gary Hromadko	70,354,157	3,380,737	3,294,104
Scott Kriens	67,780,751	5,954,143	3,294,104
William Luby	72,340,984	1,393,910	3,294,104
Irving Lyons, III	71,323,580	2,411,314	3,294,104
Charles Meyers	72,791,080	943,814	3,294,104
Christopher Paisley	70,221,910	3,512,984	3,294,104
Peter Van Camp	65,243,124	8,491,770	3,294,104

With respect to the proposal to approve by a non-binding advisory vote the compensation of Equinix’s named executive officers, there were 69,428,070 votes “For,” 3,733,190 votes “Against,” 573,633 abstentions and 3,294,104 Broker Non-Votes.
With respect to the proposal to approve Equinix’s French Sub-Plan under Equinix’s 2000 Equity Incentive Plan, there were 68,294,010 votes “For,” 4,904,055 votes “Against,” 536,829 abstentions and 3,294,104 Broker Non-Votes.
With respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2019, there were 75,527,954 votes “For,” 975,273 votes “Against” and 525,771 abstentions.
With respect to the stockholder proposal related to political contributions, there were 24,938,723 votes “For,” 47,989,902 votes “Against,” 806,269 abstentions and 3,294,104 Broker Non-Votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 4, 2019	EQUINIX, INC. By: /s/ Keith Taylor Keith Taylor Chief Financial Officer